delaware group government fund
Nomura Strategic Income Fund (formerly, Macquarie Strategic Income Fund)

Ivy funds
Nomura Smid Cap Core Fund (formerly, Macquarie Smid Cap Core Fund)

(each, a “Fund”)

Supplement to each Fund’s current Statutory Prospectus and
Statement of Additional Information, as may be amended

As noted in the supplement dated May 20, 2026, each Fund’s Board of Trustees (collectively, the “Board”) approved on May 20, 2026, converting the Fund into an exchange-traded fund (ETF) by the reorganization of the Fund into a corresponding ETF, as listed below, which will be newly created series of Nomura ETF Trust II.
Target Fund	Acquiring Fund
Nomura Strategic Income Fund	Nomura Strategic Income ETF
Nomura Smid Cap Core Fund	Nomura Small and Mid Cap ETF

The Board approved an Agreement and Plan of Reorganization (Agreement) between each Target Fund and the corresponding Acquiring Fund. The Agreement provides for: (a) the acquisition of all of the assets, less the value of the cash amount that will be distributed to Target Fund shareholders in lieu of fractional shares, and assumption of all of the liabilities of each Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (Reorganization).

In anticipation of each Reorganization, effective June 1, 2026, shares of each Target Fund were no longer available for purchase by investors with certain exceptions listed below:

o
Existing shareholders (including shares acquired through the reinvestment of dividends and distributions)
o
Employer sponsored retirement plans
o
Fee-based programs sponsored by financial intermediaries that have selected the Funds prior to market close on June 1, 2026.

A Prospectus/Information Statement with respect to each Reorganization will be mailed before the consummation of the Reorganization to each Target Fund’s shareholders as of the record date.
 Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated June 30, 2026.